UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-1936

NCR Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

NCR Voyix Corporation (“Voyix”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed October 17, 2023 solely for the purposes of including the unaudited pro forma financial information required pursuant to Item 9.01(b). This Amendment No. 1 does not otherwise revise the October 17, 2023 Form 8-K in any way.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

As previously reported, effective as of 5:00 p.m. local New York City time on October 16, 2023 (the “Distribution Date”), Voyix completed the pro rata distribution to holders of record of Voyix’s common stock, par value $0.01 per share (“Voyix Common Stock”), as of 5:00 p.m. local New York City time on October 2, 2023 (the “Record Date”), of one share of NCR Atleos Corporation (“Atleos”) common stock, par value $0.01 per share (“Atleos Common Stock”), for every two shares of Voyix Common Stock held by such Voyix common stockholders as of the Record Date (the “Distribution”). Atleos is now an independent public company and commenced trading “regular way” under the symbol “NATL” on the New York Stock Exchange (the “NYSE”) on October 17, 2023, which is the next trading day following the Distribution Date. Prior to the Distribution, Voyix changed its name from “NCR Corporation” to “NCR Voyix Corporation.” Immediately following the Distribution, Voyix Common Stock ceased trading under the ticker symbol “NCR” and commenced trading under its new symbol “VYX” on the NYSE on October 17, 2023, which is the next trading day following the Distribution Date. Voyix did not issue fractional shares of Atleos Common Stock in connection with the Distribution. Following the Distribution, Voyix does not beneficially own any shares of Atleos Common Stock and will no longer consolidate Atleos within Voyix’s financial results.

Item 9.01.    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Voyix is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference:

a.Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2023
b.Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2023 and each of the years ended December 31, 2022, December 31, 2021 and December 31, 2020
c.Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits.

The following exhibits are attached with this Current Report on Form 8-K/A:

Exhibit No. Description
99.1    Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2023 and for the six months ended June 30, 2023 and each of the years ended December 31, 2022, December 31, 2021 and December 31, 2020
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Brian Webb-Walsh
Brian Webb-Walsh
Executive Vice President and Chief Financial Officer
Date: October 20, 2023